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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (Date of Earliest Event Reported): January 14, 2004


                          DATA SYSTEMS & SOFTWARE INC.
             (Exact Name of Registrant as Specified in its Charter)







         Delaware                        0-19771             22-2786081
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(State or Other Jurisdiction      (Commission file Number)   (IRS Employer
     of Incorporation)                                       Identification No.)



    200 Route 17, Mahwah, New Jersey                         07430
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(Address of Principal Executive Offices)                   (Zip Code)



       Registrant's telephone number, including area code: (201) 529-2026


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                                        2

Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On January 14, 2004, the Registrant engaged Kesselman & Kesselman, a member of PricewaterhouseCoopers International Limited ("Kesselman"), as the Registrant's independent auditors for the fiscal year ended December 31, 2003.

         Kesselman has also been engaged to review the Registrant's interim financial statements contained in the Registrant's quarterly report on Form 10-Q for the quarter ended September 30, 2003, which was filed on November 14, 2003 without an independent auditor review, subsequent to the resignation of the Registrant's former independent auditors on October 9, 2003.

         During the Registrant's two most recent fiscal years, and the interim period prior to the engagement of Kesselman, neither the Registrant nor anyone acting on behalf of the Registrant consulted Kesselman with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or on any other matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as defined in paragraph (a)(1)(v) of Item 304 of Regulation S-K).



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                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the Township of Mahwah, State of New Jersey, on January 15, 2004.


                                    DATA SYSTEMS & SOFTWARE INC.



                                    BY: /s/ Yacov Kaufman
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                                    Yacov Kaufman
                                    Vice President and
                                    Chief Financial Officer